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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 3, 2004



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


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
          TEXAS                                 000-24677                             76-0306721
(State of Incorporation)                  (Commission File No.)            I.R.S. Employer Identification No.)


        5151 SAN FELIPE, 25TH FLOOR
              HOUSTON, TEXAS                                               77056
 (Address of Principal Executive Offices)                                (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Security Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 3, 2004, BindView Development Corporation ("BindView" or "us") entered into a Separation Agreement with David S. Flame, our former Vice President - Americas Sales and Field Operations, effective November 2, 2004. The agreement recites that Mr. Flame is resigning voluntarily, effective November 2, 2004, in the mutual best interests of himself and the Company. It provides, among other things, that (a) Mr. Flame will receive severance benefits as though he were resigning for good reason, as provided in the employment agreement and change of control agreement previously entered into between him and the Company, including without limitation receiving severance payments equal to his base salary, along with health insurance, for nine months after his resignation date;
(b) the Company will pay Mr. Flame commissions on audited revenues, from already-initiated sales in his former sales territory that are closed on or before December 31, 2004, in accordance with the Company's previous commission plan; (c) the Company will pay Mr. Flame a pro-rata share of achievement-based variable compensation where he achieved the required performance targets on or before October 31, 2004 and would have been paid the associated variable compensation had he remained at the Company through December 31, 2004; and (d) Mr. Flame's noncompetition period under his employment agreement is reduced from twelve months to nine months. The Separation Agreement is filed as an exhibit with this Current Report; the foregoing description is qualified in its entirety by reference to such exhibit.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibits to this report are as follows:



              EXHIBIT NO.                      DESCRIPTION
              -----------                      -----------

                 10.1 Separation Agreement between the Company and David S. Flame, effective November 2, 2004


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BINDVIEW DEVELOPMENT CORPORATION



Dated:  November 8, 2004                 By:     /s/ ERIC J. PULASKI
                                            ------------------------------------
                                                     Eric J. Pulaski,
                                            Chairman and Chief Executive Officer
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                                INDEX TO EXHIBITS

         Exhibits designated by the symbol + are management contracts or compensatory plans or arrangements.

         We undertake to furnish to any shareholder so requesting a copy of any of the following exhibits upon payment to us of the reasonable costs incurred by us in furnishing any such exhibit.


         Exhibit                        Description
         -------                        -----------

          10.1 + Separation Agreement between the Company and David S. Flame, effective November 2, 2004